The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020
Shares						Fair Value
	COMMON STOCK - 99.9%
	AEROSPACE & DEFENSE - 1.0%
4,000	Boeing Company					$ 661,040

	BANKS - 1.9%
5,375	SVB Financial Group *					1,293,333

	BIOTECH & PHARMA - 16.3%
65,000	Iovance Biotherapeutics, Inc. *					2,139,800
25,000	Reata Pharmaceuticals, Inc. *					2,435,500
3,000	Regeneron Pharmaceuticals, Inc. *					1,679,340
18,500	Vertex Pharmaceuticals, Inc. *					5,034,220
						11,288,860
	COMMERCIAL SERVICES - 7.8%
6,500	Alibaba Group Holding Ltd. - ADR *					1,910,870
1,100	Amazon.com, Inc. *					3,463,603
						5,374,473
	INTERNET MEDIA & SERVICES - 4.8%
2,250	Alphabet, Inc. - Class A *					3,297,600

	MEDICAL EQUIPMENT & DEVICES - 25.2%
20,000	ABIOMED, Inc. *					5,541,200
35,000	Edwards Lifesciences Corp. *					2,793,700
22,500	Exact Sciences Corporation *					2,293,875
4,750	Illumina, Inc. * ^					1,468,130
7,500	Intuitive Surgical, Inc. * ^					5,321,550
						17,418,455
	RETAIL - DISCRETIONARY - 4.9%
225,000	Bed Bath & Beyond, Inc.					3,370,500

	SOFTWARE - 10.6%
6,750	Adobe, Inc. *					3,310,403
10,000	Atlassian Corp PLC *					1,817,900
7,500	salesforce.com, Inc. *					1,884,900
700	ServiceNow, Inc. *					339,500
						7,352,703
	TECHNOLOGY HARDWARE - 10.0%
60,000	Apple, Inc. ^					6,948,600

	TECHNOLOGY SERVICES - 17.4%
15,075	Mastercard, Inc. - Class A ^					5,097,913
42,500	Square, Inc. *					6,908,374
						12,006,287

	TOTAL COMMON STOCK (Cost - $33,672,365)					69,011,851

	EXCHANGE TRADED FUND - 0.3%
15,000	ProShares UltraShort S&P500					239,250
	TOTAL EXCHANGE TRADED FUND (Cost - $361,650)

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

Shares						Fair Value
	SHORT-TERM INVESTMENT - 2.2%
	MONEY MARKET FUND - 2.2%
1,490,145	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.01% **					$ 1,490,145
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,490,145)

Contracts ***		Counterparty	Notional Value	Expiration Date	Exercise Price	Fair Value
	CALL OPTIONS PURCHASED * - 1.0%
40	ABIOMED, Inc.	Cowen & Co.	$ 600,000	1/21/2022	$ 150.00	557,000
20	Boeing Co.	Cowen & Co.	220,000	1/21/2022	110.00	142,880
	TOTAL CALL OPTIONS PURCHASED - (Cost - $286,952)					699,880

	TOTAL INVESTMENTS - 103.4% (Cost - $35,811,112)					$ 71,441,126
	CALL OPTIONS WRITTEN - (5.0) % (Premiums received - $3,196,385)					(3,464,690)
	OTHER ASSETS LESS LIABILITIES - NET - 1.6%					1,110,582
	TOTAL NET ASSETS - 100.0%					$ 69,087,018

	CALL OPTIONS WRITTEN * - (5.0) %
60	ABIOMED, Inc.	Cowen & Co.	1,440,000	12/18/2020	240.00	286,800
25	Adobe, Inc.	Cowen & Co.	850,000	10/16/2020	340.00	377,625
8	Alphabet, Inc.	Cowen & Co.	880,000	11/20/2020	1,100.00	295,200
4	Amazon.com, Inc.	Cowen & Co.	920,000	11/20/2020	2,300.00	345,640
200	Apple, Inc.	Cowen & Co.	1,750,000	11/20/2020	87.50	605,000
25	Intuitive Surgical, Inc.	Cowen & Co.	1,550,000	11/20/2020	620.00	237,500
50	Mastercard, Inc.	Cowen & Co.	1,125,000	10/16/2020	225.00	568,250
75	Reata Pharmaceuticals, Inc.	Cowen & Co.	900,000	11/20/2020	120.00	100,425
100	Square, Inc.	Cowen & Co.	1,050,000	12/18/2020	105.00	602,250
50	Vertex Pharmaceuticals, Inc.	Cowen & Co.	1,350,000	10/16/2020	270.00	46,000
	TOTAL CALL OPTIONS WRITTEN - (Premiums received - $3,196,385)					3,464,690

* Non-income producing security.
^ All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at September 30, 2020 is $12,852,545.
** Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.
*** Each option contract allows the holder of the option to purchase 100 shares of the underlying security.
ADR - American Depositary Receipt
PLC - Public Limited Co.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price.  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term investments that mature in 60 days or less, may be valued at amortized cost, provided such valuations represent fair value.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the "fair value" procedures approved by the Trust's Board of Trustees (the "Board"). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).
The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020
If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Portfolio's investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 69,011,851	$ -	$ -	$ 69,011,851
Exchange Traded Fund	239,250	-	-	239,250
Short-Term Investment	1,490,145	-	-	1,490,145
Call Options Purchased	142,880	557,000	-	699,880
Total	$ 70,884,126	$ 557,000	$ -	$ 71,441,126
Liabilities *	Level 1	Level 2	Level 3	Total
Call Options Written	$ 1,275,725	$ 2,188,965.00	$ -	$ 3,464,690

The Fund did not hold any Level 3 securities during the period.
*Refer to the Portfolio of Investments for security classifications.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option. When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.
For the period ended September 30, 2020, the Fund had a net realized loss of $235,804 and unrealized depreciation of $268,308 on written options subject to equity price risk.

The notional value of the derivative instruments outstanding as of September 30, 2020 as disclosed in the Portfolio of Investments and the amounts of realized and unrealized gains and losses on derivative instruments during the period as disclosed above serve as indicators of the volume of derivative activity for the Fund.

The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

At September 30, 2020 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, including options written, is as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 32,763,053	$ 37,430,234	$ (2,216,851)	$ 35,213,383